UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2026

Neuraxis, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41775	45-5079684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11611 N. Meridian St, Suite 330 Carmel, IN 46032

(Address of principal executive offices)

Registrant’s telephone number, including area code: (812) 689-0791

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NRXS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on August 29, 2025, the Company entered into an At The Market Offering Agreement (the “Agreement”) with Craig-Hallum Capital Group LLC (the “Sales Agent”) under which the Company may offer and sell, from time to time at its sole discretion, shares of its $0.001 par value common stock (the “Common Stock”), having an aggregate offering price of up to $6,270,000, through the Sales Agent as its sales agent.

Pursuant to the Agreement, sales of the Common Stock, if any, will be made under the Company’s effective Registration Statement on Form S-3 (File No. 333-283798), previously filed with the Securities and Exchange Commission on December 13, 2024 and declared effective on February 11, 2025, the prospectus supplement relating to this offering, filed on August 29, 2025 (the “August Prospectus Supplement”), and the prospectus supplement relating to this offering, filed on October 23, 2025 (the “October Prospectus Supplement,” and together with the August Prospectus Supplement, the “Prospectus Supplements”), by any method that is deemed to be an “at the market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended, including privately negotiated transactions.

From August 29, 2025 through April 20, 2026, the Company sold 1,125,281 shares of Common Stock pursuant to the Agreement.

On April 21, 2026, the Company filed a prospectus supplement to amend the Prospectus Supplements to increase the number of shares of Common Stock that may be sold pursuant to the Agreement to $11,500,000.

The legal opinion of Lucosky Brookman LLP relating to the legality of the issuance and sale of the shares of Common Stock pursuant to the Agreement, is attached as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference herein.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any shares of Common Stock, nor shall there be any sale of shares of Common Stock in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Lucosky Brookman LLP.
23.1	Consent of Lucosky Brookman LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2026	NEURAXIS, INC.

	By:	/s/ Brian Carrico
	Name:	Brian Carrico
	Title:	President and Chief Executive Officer